UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                          June 30, 2006 (June 30, 2006)
                          Commission File No. 000-22390

                             SHARPS COMPLIANCE CORP.
             (Exact Name Of Registrant As Specified In Its Charter)

                 Delaware                           74-2657168
     (State Or Other Jurisdiction Of               (IRS Employer
      Incorporation Or Organization)             Identification No.)

                           9350 Kirby Drive, Suite 300
                              Houston, Texas 77054
                    (Address Of Principal Executive Offices)

              (Registrant's Telephone Number, Including Area Code)
                                  713-432-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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Item 8.01  Other Events.

     UHY Mann Frankfort Stein & Lipp CPAs, LLP ("UHY-MFSL") is the Company's current independent registered public accounting firm. In order to effect a name change of UHY-MFSL, the partners of UHY-MFSL announced that they were joining a currently affiliated firm, UHY LLP (a New York limited liability partnership). Accordingly, UHY-MFSL notified the Company that it will provide audit services to the Company under the affiliated entity UHY LLP.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2006                    SHARPS COMPLIANCE CORP.


                                       By: /s/ David P. Tusa
                                           -------------------------------------
                                       Executive Vice President, Chief Financial
                                       Officer and Business Development